SUPPLEMENTARY INFORMATION (Tables)	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Schedule of Sundry Income (Expense), Net

Sundry Income (Expense) - Net
(In millions) For the years ended December 31,	2024	2023	2022
Non-operating pension and other post-employment benefit ("OPEB") credits (costs)	$18	$(9)	$28
Interest income [1,2]	73	155	50
Net gain on divestiture and sales of other assets and investments [3,4,5]	20	19	78
Foreign exchange gains (losses), net	3	(73)	15
Loss on debt extinguishment [6]	(74)	—	—
Interest rate swap mark-to-market loss [7]	(138)	—	—
Miscellaneous income (expenses) - net	22	10	20
Sundry income (expense) - net	$(76)	$102	$191
1.The years ended December 31, 2024 and 2023 include non-cash interest income of $26 million and $4 million, respectively, related to the $350 million Delrin® related party note receivable. Refer to Note 4 for additional information.
2.The year ended December 31, 2023 includes interest on cash and marketable securities. Fluctuations in interest income are due to changes in cash balances and/or changes in interest rates.
3.The year ended December 31, 2024 primarily reflects income related to gains on sale of intellectual property.
4.The year ended December 31, 2023 primarily reflects income related to a land sale within the IndustrialsCo segment and gain adjustments from previously divested businesses.
5.The year ended December 31, 2022 primarily reflects income of $26 million related to the gain on sale of the Biomaterials business unit and income of $37 million related to the sale of a land use right within the IndustrialsCo segment.
6.Reflects the loss on the partial redemption of an aggregate principal amount of the 2038 Notes. Refer to Note 15 for further details.
7.Includes the mark-to-market loss related to the 2022 Swaps and 2024 Swaps. Refer to Note 21 for further details.